UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
November 25, 2008
LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2220 W. 14th Street
Tempe AZ 85281
(Address of principal executive offices, including zip code)
(602) 850-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On November 25, 2008, Limelight Networks, Inc. (the “Company”) entered into an Equity Award Amendment and Grant of Restricted Stock Units under Limelight Networks, Inc. 2007 Equity Incentive Plan with Jeffrey Lunsford, the Company’s President, Chief Executive Officer and Chairman (the “Award Agreement”).
     The Award Agreement provides that effective on November 25, 2008, the option award to purchase 750,000 shares of the Company’s common stock granted to Mr. Lunsford on November 20, 2006 was cancelled. The Award Agreement also provides that effective on November 25, 2008, the vesting schedule for the second option award to purchase 750,000 shares of the Company’s common stock granted to Mr. Lunsford on November 20, 2006 was modified so that any shares subject to such option that had vested prior to November 25, 2008 were deemed unvested as of November 25, 2008, and that one twenty-fourth (1/24th) of the shares subject to such option will vest and become exercisable on November 20, 2009, and an additional one twenty-fourth (1/24th) will vest and become exercisable on the 20th day of each calendar month thereafter, provided that Mr. Lunsford continues to be a service provider to the Company on each vesting date. Except as provided in the Award Agreement, the terms and conditions of such option award remain unmodified and in full force.
     In addition, pursuant to the Award Agreement, on November 25, 2008 the Board of Directors of the Company granted to Mr. Lunsford 100,000 Restricted Stock Units, which will vest fifty percent (50%) 90 days after November 25, 2008, and fifty percent (50%) on the second anniversary of November 25, 2008. On November 25, 2008, the Board of Directors of the Company also granted to Mr. Lunsford 400,000 Restricted Stock Units pursuant to the Award Agreement, which will vest based upon the achievement of certain quarterly financial performance targets during fiscal quarters ending after November 25, 2008 and on or before March 31, 2010.
     A complete copy of the Award Agreement with Mr. Lunsford is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the terms of the Award Agreement is qualified in its entirety by reference to such Exhibit.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Equity Award Amendment and Grant of Restricted Stock Units under Limelight Networks, Inc. 2007 Equity Incentive Plan dated November 25, 2008.*

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Form 8-K and have been filed separately with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

Date: November 26, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Equity Award Amendment and Grant of Restricted Stock Units under Limelight Networks, Inc. 2007 Equity Incentive Plan dated November 25, 2008.*

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Form 8-K and have been filed separately with the Securities and Exchange Commission.